Exhibit 99.(q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:             February 27, 2014

/s/ Manuel H. Johnson
Manuel H. Johnson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:             February 27, 2014

/s/ W. Allen Reed
W. Allen Reed

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:             February 27, 2014

/s/ Michael E. Nugent
Michael E. Nugent

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  February 27, 2014

/s/ Michael Bozic
Michael Bozic

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 27, 2014

/s/ Joseph J. Kearns
Joseph J. Kearns

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 27, 2014

/s/ Fergus Reid
Fergus Reid

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Joseph C. Benedetti, Mary E. Mullin, John H. Gernon (with respect to Equity and Fixed Income Funds and AIP Funds) and Kevin Klingert (with respect to Money Market and Liquidity Funds), or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 27, 2014

/s/ James F. Higgins
James F. Higgins

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 27, 2014

/s/ Kathleen A. Dennis
Kathleen A. Dennis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 27, 2014

/s/ Michael F. Klein
Michael F. Klein

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 27, 2014

/s/ Frank L. Bowman
Frank L. Bowman

Appendix A

Institutional and Retail Funds	Securities Act of 1933 Registration Statement Amendment Nos.
Morgan Stanley California Tax-Free Daily Income Trust	33, 34, 35 and 36 to Form N-1A
Morgan Stanley Global Infrastructure Fund	42, 43, 44 and 45 to Form N-1A
Morgan Stanley Institutional Fund, Inc.	125, 126, 127 and 128 to Form N-1A
Morgan Stanley Institutional Fund Trust	117, 118, 119 and 120 to Form N-1A
Morgan Stanley Multi Cap Growth Trust	34, 35, 36 and 37 to Form N-1A
Morgan Stanley New York Municipal Money Market Trust	33, 34, 35 and 36 to Form N-1A
Morgan Stanley Select Dimensions Investment Series	36, 37, 38 and 39 to Form N-1A
Morgan Stanley Tax-Free Daily Income Trust	45, 46, 47 and 48 to Form N-1A
Morgan Stanley U.S. Government Securities Trust	40, 41, 42 and 43 to Form N-1A
Morgan Stanley U.S. Government Money Market Trust	41, 42, 43 and 44 to Form N-1A
Morgan Stanley Variable Investment Series	54, 55, 56 and 57 to Form N-1A
The Universal Institutional Funds, Inc.	55, 56, 57 and 58 to Form N-1A

AIP Funds:	1940 Act Registration Statement Amendment Nos.
Morgan Stanley Institutional Fund of Hedge Funds LP	9, 10 and 11 to Form N-2
Morgan Stanley Global Long/Short Fund A	13, 14 and 15 to Form N-2
Morgan Stanley Global Long/Short Fund P	13, 14 and 15 to Form N-2
Alternative Investment Partners Absolute Return Fund	20, 21 and 22 to Form N-2
Alternative Investment Partners Absolute Return Fund STS	20, 21 and 22 to Form N-2
AIP Multi-Strategy Fund A	13, 14 and 15 to Form N-2
AIP Multi-Strategy Fund P	13, 14 and 15 to Form N-2
AIP Macro Registered Fund A	5, 6 and 7 to Form N-2
AIP Macro Registered Fund P	5, 6 and 7 to Form N-2